UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

September 17, 2018

OneLife Technologies Corp.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-198068	N/A
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5005 Newport Dr.

Rolling Meadows, IL 60008

(Address of principal executive offices)

708-469-7378

(Registrant's telephone number, including area code)

_________________________

(Former Name or former address if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 Amendments to the Articles of Incorporation or Bylaws: Change in Fiscal Year

The Board of Directors of OneLife Technologies Corp. (the “Company”) voted to ratify the change of the Company’s name in its amended and restated bylaws. The Board of Directors of the Company approved this change on September 17, 2018.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3.2	Amended and restated bylaws of the Company for the change in the name of the Company, dated September 17, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OneLife Technologies Corp.

Dated: September 26, 2018/s/ Robert Wagner

By: Robert Wagner

Its: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Document Description

3.2	Amended and restated bylaws of the Company for the change in the name, dated September 17, 2018.